    As filed with the Securities and Exchange Commission on February 14, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: January 18, 2002
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          Delaware                       000-20870               87-0467198
(State or other Jurisdiction       (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)



                  2101 South Arlington Heights Road, Suite 150
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On February 14, 2002, SAI issued the following press release:

February 14, 2002 - Arlington Heights, IL. Security Associates International, Inc. (AMEX: SAI), one of the largest wholesale security alarm monitoring companies in the United States, announced the failure by KC Acquisition Corp/ Monitoring Acquisition Corporation to pay a $1.725 million note receivable when due on December 31, 2001. Security Associates obtained the note, which was issued by Monitoring Acquisition Corporation, an affiliate of KC Acquisition Corp, from SecurityVillage.com Inc. on August 6, 2001 in connection with the purchase of assets of SecurityVillage.com by Security Associates. On January 2002, the note was declared in default and KC Acquisition has made claims relating to the termination of the proposed merger between Security Associates and KC Acquisition some of which KC Acquisition Corp. believes nullify the note receivable. Security Associates believes that all issues surrounding the failed merger were previously settled and that the note receivable is a valid obligation. Security Associates intends to vigorously pursue collection of the note.

Security Associates provides security alarm monitoring services to residences and businesses, including more than 350,000 subscribers, through a nationwide network of 2,500+ independent security alarm installing and servicing dealers; the largest independent dealer network in the country.

Certain statements contained herein that are not historical facts constitute "forward-looking statements" within the meaning of the Federal Securities Laws. In addition, when used herein the words "anticipates," "intends," "seeks," "believes," "estimates," "plans," "expects" and similar expressions as they relate to Security Associates or its management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. Security Associates' actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse economic conditions, changes in corporate strategy, availability of capital and intensifying competition. Security Associates undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances.


Investor Relations Contact:              Industry Contact:
John Aneralla                            Steve Rubin
Buttonwood Advisory Group, Inc.          Security Associates International, Inc.
Phone:  (800) 940-9087                   Phone:  (800) 323-7601


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Security Associates International, Inc.
                                                      (Registrant)

                                         By: /s/ Raymond Gross
                                             -----------------------------------
                                             Raymond Gross
                                             President, Chief Executive Officer

Date: February 14, 2002










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